UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2009

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Flagstone Reinsurance Holdings Limited announced today that Flagstone Réassurance Suisse SA, has purchased three years of fully collateralized retrocessional coverage from Montana Re Ltd. (“Montana Re”), a special purpose reinsurer established in the Cayman Islands.  Montana Re issued variable rate notes in an aggregate principal amount of USD $175 million to collateralize its obligations under the retrocession agreements. Montana Re was formed as a program structure enabling further issuance of additional series of notes in the future.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

Exhibit No.	Description
99.1	Press Release dated as of November 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: November 30, 2009	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as of November 30, 2009.